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                                                                Exhibit 5


[TRAVELERS LIFE & ANNUITY LOGO]                   MASTER APPLICATION FOR GROUP
                                                     DEFERRED VARIABLE ANNUITY


One Tower Square - Annuity Services - Hartford, CT 06183-5030


                                     [ ] The Travelers Insurance Company
                                     [ ] The Travelers Life and Annuity Company

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1. NAME OF OWNER (PLEASE PRINT)            2. TAXPAYER I.D. NUMBER

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3. ADDRESS (NUMBER, STREET, CITY, STATE, ZIP CODE)

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4. MARKETING PROGRAM (CHECK ONE)

[ ] PENSION/PROFIT SHARING PLAN         [ ] IRA ROLLOVER

[ ] TSA                                 [ ] OTHER:
                                                  ------------------

[ ] TSA ERISA
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5. IS RECORD KEEPING BY THE TRAVELERS REQUESTED?     [ ] YES     [ ] NO
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6. ADDITIONAL INFORMATION







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7. REPLACEMENT INFORMATION
Will this annuity replace any existing life insurance
or annuity contract?                                 [ ] YES     [ ] NO
If yes, please give name of company and contract number.


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8. ACKNOWLEDGEMENT
I understand that the contract will take effect when the first premium is received, and the application is approved in the Home Office of The Travelers. All payments and values provided by the contract applied for, when based on investment experience of a separate account, are variable and are not guaranteed as to a fixed dollar. No agent is authorized to make changes to the contract or application. I understand that The Travelers may amend this contract to comply with changes in the Internal Revenue Code and related regulations.
PLEASE NOTE: Any person who, knowingly and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fradulent act which may be a crime subjecting such person to criminal and civil penalties.

[ ] I ACKNOWLEDGE THE RECEIPT OF A CURRENT PROSPECTUS.

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SIGNATURE OF OWNER

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APPLICATION SIGNED AT (CITY & STATE)             DATE

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[ ] I acknowledge that all data representations and signatures recorded by me or in my presence in response to my request and all such presentations and signatures are accurate and valid to the best of my knowledge and belief. Will the contract applied for replace any existing annuity contract or life insurance policy?
    [ ] YES    [ ] NO
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SIGNATURE OF AGENT/REPRESENTATIVE         SS#           TELEPHONE#


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PRINT NAME OF AGENT/REPRESENTATIVE        DATE          LICENSE#


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L-22212                                                               Rev. 7-98

[TRAVELERS LIFE & ANNUITY LOGO]                           GROUP DEFERRED ANNUITY
                                                            DATA COLLECTION FORM


One Tower Square - Annuity Services - Hartford, CT 06183-5030


                                     [ ] The Travelers Insurance Company
                                     [ ] The Travelers Life and Annuity Company


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CERTIFICATE OWNER/ANNUITANT INFORMATION
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Name                                      Address

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Date of Birth (DOB)

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SS#                           Sex [ ]M  [ ]F

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U.S. Citizen  [ ] Y  [ ] N     Telephone (Daytime)
                               (    )
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BENEFICIARY INFORMATION
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Full Name                    SS#       DOB       Relationship     % to Receive
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Primary


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Primary [ ]  Contingent [ ]


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Primary [ ]  Contingent [ ]


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MATURITY DATE:    /    /    .
              ---- ---- ----
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MARKETING PROGRAM                  REPLACEMENT INFORMATION
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[ ] PENSION/PROFIT SHARING         Will the certificate applied for replace any
                                   existing annuity contract or life insurance
                                   policy
[ ] TSA                            [ ] Y  [ ] N

[ ] TSA ERISA                      If Yes, specify company name and contract
                                   number in the "Remarks" section on the next page.
[ ] IRA ROLLOVER

[ ] OTHER:
          -------------
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Please check the following if choosing the Optional Death Benefit and Credit
Endorsement:
[ ] Yes, I elect the Optional Death Benefit (if not, you will receive the
    Standard Death Benefit)
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
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ALLOCATION SCHEDULE
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INVESTMENT SELECTION           PERCENTAGE           INVESTMENT SELECTION           PERCENTAGE
                         (Total must equal 100%)                              (Total must equal 100%)
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
                                               %                                                    %
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                                               %                                                    %
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                                               %                                                    %
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                                               %                                                    %
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                                               %                                                    %
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                                               %                                                    %
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                                               %                                                    %
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                                               %                                                    %
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                                               %                                                    %
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                                               %                                                    %
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                                               %                                                    %
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                                               %                                                    %
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TOTAL                                       100%    TOTAL                                        100%
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

L-22213                                                               Rev. 7-98